SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report:  February 26, 1998
(Date of earliest event reported)

Commission File No. 333-40467

PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV (as depositor under the Sale and Servicing Agreement, dated as of February 1, 1998, relating to the Empire Funding Home Loan Owner Trust 1998-1, Home Loan Asset Backed Notes, Series 1998-1)


                 PAINEWEBBER MORTGAGE ACCEPTANCE CORPORATION IV
--------------------------------------------------------------------------------


        Delaware                                          06-1204982
--------------------------------------------------------------------------------
(State of Incorporation)                    (I.R.S. Employer Identification No.)


1285 Avenue of the Americas
New York, New York                                                   10019
--------------------------------------------------------------------------------
Address of principal executive offices                             (Zip Code)


                                 (212) 713-2000
--------------------------------------------------------------------------------
               Registrant's Telephone Number, including area code



--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)

ITEM 5.  Other Events
         ------------

     On February 26, 1998, Empire Funding Home Loan Owner Trust 1998-1 (the "Owner Trust") issued Home Loan Asset Backed Notes, Series 1998-1, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class M-1, Class M-2 and Class B-1 (the "Offered Notes"), having an aggregate original principal balance of $222,707,525. The Offered Notes were issued pursuant to an Indenture, dated as of February 1, 1998 (the "Indenture") between Empire Funding Home Loan Owner Trust 1998-1 (the "Owner Trust") and U.S. Bank National Association, d/b/a First Bank National Association ("U.S. Bank," in such capacity, the "Indenture Trustee"), a copy of which is filed as an exhibit hereto. Home Loan Asset Backed Notes, Series 1998-1, Class B-2 having an aggregate initial principal balance of $8,077,475 (the "Private Notes" and, together with the Offered Notes, the "Notes"), were also issued pursuant to the Indenture. The Owner Trust was formed by PaineWebber Mortgage Acceptance Corporation IV, a Delaware corporation (the "Registrant"), pursuant to an Owner Trust Agreement, dated as of February 1, 1998 (the "Owner Trust Agreement") among the Registrant, Empire Funding Corp. (the "Transferor") and Wilmington Trust Company (the "Owner Trustee"), a copy of which is filed as an exhibit hereto. The Notes are secured by the assets of the Owner Trust, consisting of a grantor trust certificate (the "Grantor Trust Certificate") evidencing 100% of the beneficial ownership interests in Empire Funding Grantor Trust 1998-1 (the "Grantor Trust"). The Grantor Trust was established pursuant to a Grantor Trust Agreement dated as of February 1, 1998 (the "Grantor Trust Agreement") among the Registrant, U.S. Bank, as grantor trustee (in such capacity, the "Grantor Trustee") and the Transferor, a copy of which is filed as an exhibit hereto. The assets of the Grantor Trust consist primarily of a pool (the "Pool") of closed-end, fixed-rate home loans (the
"Loans"), substantially all of which are secured primarily by junior-lien mortgages, deeds of trust or other similar security instruments. The Grantor Trust Certificate was sold by the Registrant to the Owner Trust pursuant to a Sale and Servicing Agreement dated as of February 1, 1998 (the "Sale and Servicing Agreement") among the Owner Trust, as issuer, the Registrant, U.S. Bank, as indenture trustee (in such capacity, the "Indenture Trustee"), Empire Funding Corp., as servicer and transferor and the Grantor Trustee, a copy of which is filed as an exhibit hereto.

     In addition, the Owner Trust and U.S. Bank, as administrator of the Owner Trust have entered into an Administration Agreement, dated as of February 1, 1998 (the "Administration Agreement"), a copy of which is filed as an exhibit hereto.

     Interest on the Offered Notes will be distributed on each Payment Date (as defined in the Sale and Servicing Agreement). Monthly payments in reduction of the principal balance of the Offered Notes will be allocated to the Offered Notes in accordance with the priorities set forth in the Sale and Servicing Agreement.

ITEM 7.  Financial Statements and Exhibits

         (c) Exhibits


Item 601(a)
of Regulation S-K
Exhibit No.         Description
------------------  -----------

     (EX-4.1) Indenture, dated as of February 1, 1998, between Empire Funding Home Loan Owner Trust 1998-1 and U.S. Bank National Association, d/b/a First Bank National Association.

     (EX-4.2) Sale and Servicing Agreement, dated as of February 1, 1998, among PaineWebber Mortgage Acceptance Corporation IV, Empire Funding Home Loan Owner Trust 1998-1, Empire Funding Corp. and U.S. Bank National Association, d/b/a First Bank National Association.

     (EX-99.1)      Administration  Agreement,  dated as of  February  1,  1998, among Empire  Funding Home Loan Owner Trust  1998-1,  Empire
                    Funding  Corp.  and U.S. Bank  National  Association,  d/b/a
                    First Bank National Association.

     (EX-99.2)      Owner Trust  Agreement,  dated as of February 1, 1998, among
                    PaineWebber  Mortgage  Acceptance   Corporation  IV,  Empire
                    Funding  Corp.,  Wilmington  Trust  Company  and  U.S.  Bank
                    National Association, d/b/a First Bank National Association.

     (EX-99.3)      Grantor Trust Agreement,  dated as of February 1, 1998 among
                    PaineWebber  Mortgage  Acceptance   Corporation  IV,  Empire
                    Funding  Corp.  and U.S. Bank  National  Association,  d/b/a
                    First Bank National Association.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             PAINEWEBBER MORTGAGE
                                             ACCEPTANCE CORPORATION IV


February 27, 1998

                                             By:   /s/ Joseph Piscina
                                                   -----------------------------
                                                   Joseph Piscina
                                                   Director

                                                               INDEX TO EXHIBITS


                                                                    Paper (P) or
Exhibit No.         Description                                    Electronic(E)
-----------         -----------                                    -------------

(EX-4.1)            Indenture, dated as of February 1, 1998,             E
                    between  Empire  Funding Home Loan Owner
                    Trust  1998-1  and  U.S.  Bank  National
                    Association,  d/b/a First Bank  National
                    Association.

(EX-4.2)            Sale and Servicing  Agreement,  dated as             E
                    of February 1, 1998,  among  PaineWebber
                    Mortgage   Acceptance   Corporation  IV,
                    Empire  Funding  Home Loan  Owner  Trust
                    1998-1,  Empire  Funding Corp.  and U.S.
                    Bank National  Association,  d/b/a First
                    Bank National Association.

(EX-99.1)           Administration  Agreement,  dated  as of             E
                    February 1, 1998,  among Empire  Funding
                    Home Loan  Owner  Trust  1998-1,  Empire
                    Funding  Corp.  and U.S.  Bank  National
                    Association,  d/b/a First Bank  National
                    Association.

(EX-99.2)           Owner  Trust  Agreement,   dated  as  of              E
                    February  1,  1998,  among   PaineWebber
                    Mortgage   Acceptance   Corporation  IV,
                    Empire Funding Corp.,  Wilmington  Trust
                    Company   and   U.S.    Bank    National
                    Association,  d/b/a First Bank  National
                    Association.

(EX-99.3)           Grantor  Trust  Agreement,  dated  as of              E
                    February   1,  1998  among   PaineWebber
                    Mortgage   Acceptance   Corporation  IV,
                    Empire   Funding  Corp.  and  U.S.  Bank
                    National  Association,  d/b/a First Bank
                    National Association.